UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21423
                                                    ------------

                       The Gabelli Dividend & Income Trust
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                ------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2006
                                            --------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                       THE GABELLI DIVIDEND & INCOME TRUST

                                  Annual Report
                                December 31, 2006

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2006.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2006 (A)
              ----------------------------------------------------

                                                                                                        SINCE
                                                                                                      INCEPTION
                                                                    QUARTER     1 YEAR     2 YEAR    (11/28/03)
                                                                    -------     ------     ------    ----------
GABELLI DIVIDEND & INCOME TRUST
    NAV TOTAL RETURN (B) ........................................    8.72%      22.85%     15.56%      14.07%
    INVESTMENT TOTAL RETURN (C) .................................   14.62       31.82      17.57        9.48
  S&P 500 Index .................................................    6.69       15.78      10.21       11.95
  Dow Jones Industrial Average ..................................    7.31       18.98      10.07       10.66
  Nasdaq Composite Index ........................................    6.95        9.52       5.37        6.99

 (a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE CAPITALIZATION STOCKS. THE S&P 500 AND THE NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX. YOU CANNOT INVEST DIRECTLY IN AN INDEX.
 (b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE PER SHARE ("NAV") AND REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $19.06.
 (c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $20.00.
--------------------------------------------------------------------------------
                                 Sincerely yours,

                                 /s/ Bruce N. Alpert

                                 Bruce N. Alpert
                                 President
January 23, 2007

                       THE GABELLI DIVIDEND & INCOME TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2006:

LONG POSITIONS
Financial Services ...................................  15.2%
Energy and Utilities: Oil ............................  12.6%
Energy and Utilities: Integrated .....................  11.0%
Repurchase Agreements ................................   8.4%
Energy and Utilities: Natural Gas ....................   5.7%
Telecommunications ...................................   5.5%
Energy and Utilities: Electric .......................   5.5%
Food and Beverage ....................................   4.9%
Diversified Industrial ...............................   3.3%
Health Care ..........................................   3.3%
U.S. Treasury Bills ..................................   2.9%
Consumer Products ....................................   2.9%
Specialty Chemicals ..................................   1.8%
Cable and Satellite ..................................   1.4%
Metals and Mining ....................................   1.4%
Equipment and Supplies ...............................   1.3%
Broadcasting .........................................   1.2%
Real Estate Investment Trusts ........................   1.1%
Retail ...............................................   1.0%
Publishing ...........................................   0.9%
Automotive: Parts and Accessories ....................   0.9%
Aerospace ............................................   0.9%
Electronics ..........................................   0.8%
Entertainment ........................................   0.8%
Hotels and Gaming ....................................   0.7%
Transportation .......................................   0.7%
Communications Equipment .............................   0.5%
Business Services ....................................   0.5%
Energy and Utilities .................................   0.4%
Environmental Services ...............................   0.4%
Wireless Communications ..............................   0.3%
Agriculture ..........................................   0.3%
Energy and Utilities: Water ..........................   0.3%
Paper and Forest Products ............................   0.3%
Aviation: Parts and Services .........................   0.2%
Automotive ...........................................   0.2%
Machinery ............................................   0.2%
Consumer Services ....................................   0.1%
Computer Software and Services .......................   0.1%
Energy and Utilities: Services .......................   0.1%
Real Estate ..........................................   0.0%
Closed-End Funds .....................................   0.0%
Building and Construction ............................   0.0%
Manufactured Housing and Recreational Vehicles .......   0.0%
                                                       ------
                                                       100.0%
                                                       ======
SHORT POSITIONS
Call Options Written .................................  (0.1)%
                                                       ======

The Gabelli Dividend & Income Trust (the "Fund") files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2006. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI
(800-422-3554). The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

                       THE GABELLI DIVIDEND & INCOME TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006

                                                               MARKET
   SHARES                                    COST              VALUE
   ------                                    ----              -----

             COMMON STOCKS -- 84.8%
             AEROSPACE -- 0.8%
     10,000  Goodrich Corp. ..........$      281,823      $    455,500
     60,000  Kaman Corp. .............     1,070,150         1,343,400
  2,000,000  Rolls-Royce Group plc+ ..    14,847,047        17,533,729
 73,400,000  Rolls-Royce Group plc,
               Cl. B .................       139,665           145,871
                                      --------------    --------------
                                          16,338,685        19,478,500
                                      --------------    --------------
             AGRICULTURE -- 0.3%
     60,000  Archer-Daniels-Midland
              Co. ....................     1,022,532         1,917,600
    150,000  Delta & Pine Land Co. ...     6,089,060         6,067,500
                                      --------------    --------------
                                           7,111,592         7,985,100
                                      --------------    --------------
             AUTOMOTIVE -- 0.2%
      3,000  Copart Inc.+ ............        88,602            90,000
    100,000  General Motors Corp. ....     2,825,660         3,072,000
     50,000  Navistar International
               Corp.+ ................     1,174,763         1,671,500
                                      --------------    --------------
                                           4,089,025         4,833,500
                                      --------------    --------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.9%
    100,000  Dana Corp.+ .............       289,798           139,000
    455,000  Genuine Parts Co. .......    15,537,978        21,580,650
                                      --------------    --------------
                                          15,827,776        21,719,650
                                      --------------    --------------
             AVIATION: PARTS AND SERVICES -- 0.2%
     50,000  Sequa Corp., Cl. A+ .....     3,632,221         5,753,000
                                      --------------    --------------
             BROADCASTING -- 0.7%
    300,000  Clear Channel
               Communications Inc. ...    10,589,700        10,662,000
    160,000  Univision Communications
               Inc., Cl. A+ ..........     5,464,371         5,667,200
                                      --------------    --------------
                                          16,054,071        16,329,200
                                      --------------    --------------
             BUILDING AND CONSTRUCTION -- 0.0%
     15,000  Layne Christensen Co.+ ..       449,560           492,450
                                      --------------    --------------
             BUSINESS SERVICES -- 0.4%
    265,000  Aramark Corp., Cl. B ....     8,638,280         8,864,250
                                      --------------    --------------
             CABLE AND SATELLITE -- 1.4%
    280,000  Cablevision Systems
               Corp., Cl. A+ .........     6,996,028         7,974,400
     14,200  Cogeco Inc. .............       276,997           356,294
    325,000  EchoStar Communications
               Corp., Cl. A+ .........     9,804,609        12,359,750
     81,734  Liberty Global Inc., Cl. A+   1,686,985         2,382,546
     34,318  Liberty Global Inc., Cl. C+     760,276           960,904
    155,000  Rogers Communications
               Inc., Cl. B ...........     3,860,632         9,238,000
     50,000  The DIRECTV Group Inc.+         827,439         1,247,000
                                      --------------    --------------
                                          24,212,966        34,518,894
                                      --------------    --------------

    UNITS
    ------
             CLOSED-END FUNDS -- 0.0%
     47,125  Bell Aliant Regional
               Communications Income
               Fund+ (a) .............     1,278,068         1,089,530
                                      --------------    --------------

   SHARES
   ------
             COMMUNICATIONS EQUIPMENT -- 0.0%
     20,000  Thomas & Betts Corp.+ ...       629,282           945,600
                                      --------------    --------------

                                                               MARKET
   SHARES                                    COST              VALUE
   ------                                    ----              -----

             COMPUTER SOFTWARE AND SERVICES -- 0.1%
      1,000  Digitas Inc.+ ...........$       13,360    $       13,410
    100,000  Redback Networks Inc.+ ..     2,527,980         2,494,000
                                      --------------    --------------
                                           2,541,340         2,507,410
                                      --------------    --------------
             CONSUMER PRODUCTS -- 2.9%
    310,000  Alberto-Culver Co. ......    10,375,247         6,649,500
     10,000  Altria Group Inc. .......       491,463           858,200
    125,000  Avon Products Inc. ......     3,712,619         4,130,000
     40,000  Eastman Kodak Co. .......       912,574         1,032,000
     43,900  Fortune Brands Inc. .....     3,612,869         3,748,621
    188,100  Gallaher Group plc, ADR      11,465,422        16,919,595
     55,000  Hanesbrands Inc.+ .......     1,344,318         1,299,100
    350,000  Jacuzzi Brands Inc.+ ....     4,284,975         4,350,500
      1,000  Kimberly-Clark Corp. ....        53,184            67,950
    180,000  Mattel Inc. .............     3,029,526         4,078,800
    150,000  Procter & Gamble Co. ....     8,110,916         9,640,500
  1,000,000  Swedish Match AB ........    12,209,126        18,697,186
                                      --------------    --------------
                                          59,602,239        71,471,952
                                      --------------    --------------
             CONSUMER SERVICES -- 0.1%
    100,000  Sabre Holdings Corp.,
              Cl. A ..................     3,202,170         3,189,000
                                      --------------    --------------
             DIVERSIFIED INDUSTRIAL -- 3.0%
     31,000  Banta Corp. .............     1,127,790         1,128,400
    180,000  Bouygues SA .............     6,242,882        11,554,881
    130,000  Cooper Industries Ltd.,
               Cl. A .................     8,259,278        11,755,900
    500,000  General Electric Co. ....    16,320,036        18,605,000
    275,000  Honeywell International
               Inc. ..................     9,524,517        12,441,000
    100,000  ITT Corp. ...............     4,506,935         5,682,000
    116,000  Sonoco Products Co. .....     2,882,932         4,414,960
      1,000  Textron Inc. ............        51,500            93,770
  1,051,000  Tomkins plc .............     5,080,148         5,057,139
    100,000  Tyco International Ltd.       2,986,250         3,040,000
    120,000  WHX Corp.+ ..............     1,191,265         1,014,000
                                      --------------    --------------
                                          58,173,533        74,787,050
                                      --------------    --------------
             ELECTRONICS -- 0.8%
     40,000  Intel Corp. .............       819,672           810,000
  1,300,000  Symbol Technologies Inc.     19,303,370        19,422,000
                                      --------------    --------------
                                          20,123,042        20,232,000
                                      --------------    --------------
             ENERGY AND UTILITIES: ELECTRIC -- 5.5%
     30,000  Allegheny Energy Inc.+ ..       438,040         1,377,300
    110,000  ALLETE Inc. .............     3,617,953         5,119,400
    310,000  American Electric Power
               Co. Inc. ..............     9,600,039        13,199,800
    425,000  DPL Inc. ................     8,553,078        11,806,500
     17,500  DTE Energy Co. ..........       667,957           847,175
    250,000  Duquesne Light
               Holdings Inc. .........     4,453,647         4,962,500
    280,000  Electric Power Development
               Co. Ltd. ..............     6,816,389        12,328,894
    230,000  FPL Group Inc. ..........     7,915,075        12,516,600
    600,000  Great Plains Energy Inc.     18,388,421        19,080,000
    550,000  Pepco Holdings Inc. .....    10,462,409        14,305,500
    240,000  Pinnacle West Capital Corp.   9,369,027        12,165,600
    450,200  The Southern Co. ........    13,437,094        16,594,372
    330,000  Unisource Energy Corp. ..     8,560,078        12,054,900
                                      --------------    --------------
                                         102,279,207       136,358,541
                                      --------------    --------------
             ENERGY AND UTILITIES: INTEGRATED -- 11.0%
     12,000  Alliant Energy Corp. ....       305,115           453,240
    385,000  Ameren Corp. ............    17,516,430        20,686,050
     50,000  Avista Corp. ............       926,534         1,265,500
     11,000  Black Hills Corp. .......       335,198           406,340
     33,000  CH Energy Group Inc. ....     1,524,587         1,742,400

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006

                                                               MARKET
   SHARES                                    COST              VALUE
   ------                                    ----              -----

             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES: INTEGRATED (CONTINUED)
    108,000  Chubu Electric Power Co.
                Inc. .................$    2,458,019    $    3,230,789
    278,000  CONSOL Energy Inc. ......     9,529,755         8,932,140
    200,000  Consolidated Edison Inc.      8,201,972         9,614,000
     20,000  Dominion Resources Inc.       1,455,866         1,676,800
    680,000  Duke Energy Corp. .......    16,104,596        22,582,800
    430,000  Edison SpA ..............     1,002,090         1,180,648
    200,000  El Paso Corp. ...........     2,048,265         3,056,000
    100,000  Endesa SA ...............     2,551,597         4,729,721
     67,000  Endesa SA, ADR ..........     2,205,794         3,116,840
    300,000  Enel SpA ................     2,324,318         3,094,845
     47,000  Enel SpA, ADR ...........     1,839,335         2,425,200
    139,500  Energy East Corp. .......     3,166,127         3,459,600
    220,000  FirstEnergy Corp. .......     7,886,725        13,266,000
    130,000  Hawaiian Electric
               Industries Inc. .......     3,060,314         3,529,500
    250,000  Hera SpA ................       552,073         1,085,737
    121,500  Hokkaido Electric Power
               Co. Inc. ..............     2,282,208         3,103,735
    121,500  Hokuriku Electric Power Co.   2,131,359         2,761,712
     80,500  Korea Electric Power Corp.,
               ADR+ ..................     1,181,180         1,828,155
    121,500  Kyushu Electric Power Co.
               Inc. ..................     2,374,466         3,205,832
     19,000  Maine & Maritimes Corp.+        545,536           288,515
     74,000  MGE Energy Inc. .........     2,403,212         2,706,920
     35,102  National Grid plc, ADR        1,588,562         2,549,107
    255,000  NiSource Inc. ...........     5,329,541         6,145,500
    605,000  NSTAR ...................    14,447,855        20,787,800
    490,000  OGE Energy Corp. ........    11,799,195        19,600,000
     38,000  Ormat Technologies Inc.         570,000         1,399,160
    330,000  Progress Energy Inc. ....    14,816,426        16,196,400
    190,000  Public Service Enterprise
               Group Inc. ............    11,760,655        12,612,200
    174,603  Scottish Power plc, ADR       6,417,653        10,202,053
    121,500  Shikoku Electric Power
               Co. Inc. ..............     2,264,565         2,894,437
     15,000  TECO Energy Inc. ........       255,758           258,450
    121,500  The Chugoku Electric Power
               Co. Inc. ..............     2,194,052         2,695,349
     30,000  The Empire District
               Electric Co. ..........       651,955           740,700
    121,500  The Kansai Electric Power
               Co. Inc. ..............     2,333,021         3,277,299
    108,000  The Tokyo Electric Power
               Co. Inc. ..............     2,545,172         3,493,971
    121,500  Tohoku Electric Power
               Co. Inc. ..............     2,112,763         3,037,372
      2,000  TXU Corp. ...............        28,289           108,420
    205,000  Vectren Corp. ...........     5,572,873         5,797,400
    470,000  Westar Energy Inc. ......     9,309,271        12,201,200
     90,000  Wisconsin Energy Corp. ..     2,844,518         4,271,400
    150,000  WPS Resources Corp. .....     6,859,066         8,104,500
    600,000  Xcel Energy Inc. ........    10,368,749        13,836,000
                                      --------------    --------------
                                         209,982,610       273,637,737
                                      --------------    --------------
             ENERGY AND UTILITIES: NATURAL GAS -- 5.7%
      8,500  AGL Resources Inc. ......       231,031           330,735
    100,000  Atmos Energy Corp. ......     2,485,739         3,191,000
     14,800  Delta Natural Gas Co. Inc.      374,076           371,184
      6,000  Energen Corp. ...........       124,550           281,640
    500,000  KeySpan Corp. ...........    18,605,417        20,590,000
     20,000  Kinder Morgan Energy
               Partners LP ...........       824,553           958,000

                                                               MARKET
   SHARES                                    COST              VALUE
   ------                                    ----              -----

    450,000  Kinder Morgan Inc. ......$   46,472,554    $   47,587,500
    300,000  National Fuel Gas Co. ...     7,226,378        11,562,000
    215,000  Nicor Inc. ..............     7,320,919        10,062,000
    220,000  ONEOK Inc. ..............     5,480,182         9,486,400
    300,000  Peoples Energy Corp. ....    12,410,295        13,371,000
    300,000  SEMCO Energy Inc.+ ......     1,686,087         1,830,000
    200,000  Sempra Energy ...........     5,955,980        11,208,000
     30,000  South Jersey Industries Inc.    657,687         1,002,300
     70,000  Southern Union Co. ......     1,656,784         1,956,500
    160,000  Southwest Gas Corp. .....     3,848,747         6,139,200
     60,000  The Laclede Group Inc. ..     1,690,312         2,101,800
                                      --------------    --------------
                                         117,051,291       142,029,259
                                      --------------    --------------
             ENERGY AND UTILITIES: OIL -- 12.6%
     20,000  Anadarko Petroleum Corp.        650,810           870,400
     40,000  Apache Corp. ............     1,905,219         2,660,400
     20,000  Baker Hughes Inc. .......       759,763         1,493,200
     46,900  BG Group plc, ADR .......     1,893,244         3,209,836
    160,000  BP plc, ADR .............     7,479,063        10,736,000
     40,000  Cameron International
               Corp.+ ................     1,103,787         2,122,000
    140,000  Chesapeake Energy Corp.       2,429,835         4,067,000
    319,888  Chevron Corp. ...........    18,621,240        23,521,365
      1,000  Cimarex Energy Co. ......        28,300            36,500
    420,996  ConocoPhillips ..........    21,244,394        30,290,662
     78,000  Devon Energy Corp. ......     3,448,499         5,232,240
    290,000  Diamond Offshore Drilling
               Inc. ..................    16,562,002        23,182,600
    187,500  Eni SpA, ADR ............     6,854,713        12,615,000
    225,000  Exxon Mobil Corp. .......    10,427,150        17,241,750
     75,000  Giant Industries Inc.+ ..     6,027,540         5,621,250
    640,000  Halliburton Co. .........    17,703,558        19,872,000
     30,000  Hess Corp. ..............       830,468         1,487,100
    290,000  Marathon Oil Corp. ......    18,953,248        26,825,000
    150,000  Murphy Oil Corp. ........     7,616,994         7,627,500
      4,000  Nabors Industries Ltd.+          97,350           119,120
      1,000  Niko Resources Ltd. .....        57,456            71,474
      5,000  Noble Corp. .............       254,820           380,750
    375,000  Occidental Petroleum Corp.   13,320,427        18,311,250
     14,000  Oceaneering International
               Inc.+ .................       390,875           555,800
     30,000  PetroChina Co. Ltd., ADR      2,256,659         4,223,400
    280,000  Repsol YPF SA, ADR ......     5,930,532         9,660,000
    200,000  Royal Dutch Shell plc,
               Cl. A, ADR ............     9,567,840        14,158,000
    120,000  Schlumberger Ltd. .......     3,977,835         7,579,200
      1,000  Seitel Inc.+ ............         1,285             3,575
    940,000  Statoil ASA, ADR ........    13,338,307        24,740,800
    200,000  Sunoco Inc. .............    10,648,406        12,472,000
    200,000  Total SA, ADR ...........     8,718,885        14,384,000
     90,000  Transocean Inc.+ ........     5,288,878         7,280,100
                                      --------------    --------------
                                         218,389,382       312,651,272
                                      --------------    --------------
             ENERGY AND UTILITIES: SERVICES -- 0.1%
    135,000  ABB Ltd., ADR ...........     1,474,605         2,427,300
                                      --------------    --------------
             ENERGY AND UTILITIES: WATER -- 0.3%
     11,000  American States Water Co.       273,608           424,820
     53,333  Aqua America Inc. .......       873,085         1,214,926
      6,000  Artesian Resources Corp.,
               Cl. A .................       113,635           117,960
      3,000  California Water Service
               Group .................        94,710           121,200
     11,500  Connecticut Water Service
               Inc. ..................       276,036           261,625
      1,000  Consolidated Water Co. Ltd.      26,770            24,930
      6,000  Middlesex Water Co. .....       111,082           112,380

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006

                                                               MARKET
   SHARES                                    COST              VALUE
   ------                                    ----              -----

             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES: WATER (CONTINUED)
     21,466  Pennichuck Corp. ........$      417,620    $      434,257
     90,000  SJW Corp. ...............     1,525,458         3,488,400
     16,800  Southwest Water Co. .....       192,169           231,168
      5,000  Suez SA .................       156,718           259,917
    168,000  Suez SA, Strips+ ........             0             2,217
     36,000  United Utilities plc,
               ADR ...................       774,333         1,105,920
      9,000  York Water Co. ..........       115,031           160,920
                                      --------------    --------------
                                           4,950,255         7,960,640
                                      --------------    --------------
             ENTERTAINMENT -- 0.6%
      8,000  Grupo Televisa SA, ADR ..        79,516           216,080
    360,000  Time Warner Inc. ........     6,128,835         7,840,800
    200,000  Vivendi .................     6,289,470         7,817,306
                                      --------------    --------------
                                          12,497,821        15,874,186
                                      --------------    --------------
             ENVIRONMENTAL SERVICES -- 0.4%
    200,000  Allied Waste Industries
               Inc.+ .................     2,041,626         2,458,000
     11,000  Veolia Environnement ....       304,150           847,997
    150,000  Waste Management Inc. ...     4,972,367         5,515,500
                                      --------------    --------------
                                           7,318,143         8,821,497
                                      --------------    --------------
             EQUIPMENT AND SUPPLIES -- 1.3%
    110,000  CIRCOR International Inc.     2,003,636         4,046,900
     30,000  Lufkin Industries Inc. ..       513,283         1,742,400
     60,000  Mueller Industries Inc.       2,463,788         1,902,000
    420,000  RPC Inc. ................     1,866,263         7,089,600
    300,000  Weatherford International
               Ltd.+ .................    13,213,001        12,537,000
    300,000  Xerox Corp.+ ............     4,332,750         5,085,000
                                      --------------    --------------
                                          24,392,721        32,402,900
                                      --------------    --------------
             FINANCIAL SERVICES -- 14.5%
    295,000  AllianceBernstein
               Holding LP ............    14,929,826        23,718,000
    380,000  American Express Co. ....    16,989,679        23,054,600
    300,000  American International
               Group Inc. ............    18,347,321        21,498,000
     80,000  Ameriprise Financial Inc.     2,638,721         4,360,000
     40,000  Astoria Financial Corp.       1,204,737         1,206,400
    410,000  Bank of America Corp. ...    19,164,479        21,889,900
      5,000  BlackRock Inc. ..........       387,461           759,500
     20,000  Capital One Financial
               Corp. .................     1,464,196         1,536,400
    600,000  Citigroup Inc. ..........    29,153,975        33,420,000
    210,000  Commerce Bancorp Inc. ...     7,038,752         7,406,700
     30,000  Deutsche Bank AG ........     2,456,595         3,997,200
     80,000  Fannie Mae ..............     3,906,030         4,751,200
     48,909  Fidelity National Financial
               Inc., Cl. A ...........       981,053         1,167,947
     21,496  Fidelity National Information
               Services Inc. .........       749,854           861,775
    165,000  Fifth Third Bancorp .....     7,291,050         6,753,450
    100,000  First Horizon National Corp.  4,259,774         4,178,000
     50,000  Flushing Financial Corp.        930,605           853,500
     27,000  Hartford Financial Services
               Group Inc. ............     1,748,090         2,519,370
     25,000  Hudson City Bancorp Inc.        336,700           347,000
    520,000  JPMorgan Chase & Co. ....    18,950,295        25,116,000
     50,000  Legg Mason Inc. .........     4,462,207         4,752,500
     10,000  Lehman Brothers
               Holdings Inc. .........       648,864           781,200
     10,000  Marshall & Ilsley Corp.         445,000           481,100
    112,000  Merrill Lynch & Co. Inc.      7,495,509        10,427,200
    135,000  Morgan Stanley ..........     6,866,538        10,993,050
    190,000  New York Community
               Bancorp Inc. ..........     3,648,850         3,059,000

                                                               MARKET
   SHARES                                    COST              VALUE
   ------                                    ----              -----

     40,000  NewAlliance Bancshares
               Inc. ..................$      583,393    $      656,000
    210,000  PNC Financial Services
               Group Inc. ............    11,239,980        15,548,400
    300,000  Popular Inc. ............     6,498,829         5,385,000
    227,259  Regions Financial Corp.       7,434,245         8,499,486
    333,620  Sovereign Bancorp Inc. ..     7,060,840         8,470,612
     25,050  Sterling Bancorp ........       521,827           493,485
    100,000  T. Rowe Price Group Inc.      3,368,235         4,377,000
    100,000  TD Banknorth Inc. .......     3,224,821         3,228,000
     60,000  The Allstate Corp. ......     3,220,720         3,906,600
    361,400  The Bank of New York Co.
               Inc. ..................    11,720,504        14,228,318
      4,000  The Progressive Corp. ...        89,520            96,880
    290,000  The St. Paul Travelers
               Companies Inc. ........    10,913,064        15,570,100
      5,000  Unitrin Inc. ............       187,486           250,550
     15,214  Valley National Bancorp         378,568           403,323
    260,000  Wachovia Corp. ..........    12,485,619        14,807,000
    425,000  Waddell & Reed Financial
               Inc., Cl. A ...........     9,455,341        11,628,000
     10,000  Washington Mutual Inc. ..       391,600           454,900
      3,500  Webster Financial Corp.         155,536           170,520
    450,000  Wells Fargo & Co. .......    13,331,455        16,002,000
     85,200  Wilmington Trust Corp. ..     3,043,530         3,592,884
    167,000  Zions Bancorporation ....    11,735,797        13,767,480
                                      --------------    --------------
                                         293,537,071       361,425,530
                                      --------------    --------------
             FOOD AND BEVERAGE -- 4.9%
    170,000  Anheuser-Busch
               Companies Inc. ........     7,796,934         8,364,000
     50,000  Campbell Soup Co. .......     1,495,352         1,944,500
    185,000  ConAgra Foods Inc. ......     4,599,660         4,995,000
      3,000  Davide Campari-Milano
               SpA ...................        29,681            29,741
    300,000  General Mills Inc. ......    14,568,199        17,280,000
    200,000  Groupe Danone ...........    20,845,823        30,308,230
    140,000  H.J. Heinz Co. ..........     5,019,306         6,301,400
      1,000  Kellogg Co. .............        35,550            50,060
     50,000  Kraft Foods Inc., Cl. A       1,563,386         1,785,000
    500,000  Parmalat SpA+ ...........     1,885,518         2,151,673
    339,450  Parmalat SpA, GDR+ (a) ..       981,615         1,459,228
    220,000  PepsiAmericas Inc. ......     4,486,668         4,615,600
     20,000  PepsiCo Inc. ............     1,220,070         1,251,000
  1,150,000  Sara Lee Corp. ..........    19,378,592        19,584,500
    290,000  The Coca-Cola Co. .......    12,717,402        13,992,500
    100,000  The Hershey Co. .........     5,333,855         4,980,000
     62,000  Wm. Wrigley Jr. Co. .....     2,976,799         3,206,640
      3,000  Wm. Wrigley Jr. Co., Cl. B      167,630           154,200
      5,000  YAKULT HONSHA Co. Ltd. ..       146,317           143,691
                                      --------------    --------------
                                         105,248,357       122,596,963
                                      --------------    --------------
             HEALTH CARE -- 3.1%
    120,000  Bristol-Myers Squibb Co.      2,910,742         3,158,400
    120,000  Caremark Rx Inc. ........     6,725,028         6,853,200
    185,000  Eli Lilly & Co. .........    10,654,198         9,638,500
     90,000  IMS Health Inc. .........     2,266,881         2,473,200
    220,000  Merck & Co. Inc. ........     8,376,601         9,592,000
     60,000  Owens & Minor Inc. ......     1,517,872         1,876,200
    900,000  Pfizer Inc. .............    25,071,359        23,310,000
     10,500  Serono SA ...............     9,477,209         9,427,165
    120,000  Wyeth ...................     5,532,945         6,110,400
     46,000  Zimmer Holdings Inc.+ ...     2,917,502         3,605,480
                                      --------------    --------------
                                          75,450,337        76,044,545
                                      --------------    --------------
             HOTELS AND GAMING -- 0.7%
     62,600  Aztar Corp.+ ............     2,782,702         3,406,692
     50,000  Harrah's Entertainment Inc.   3,787,443         4,136,000

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006

                                                               MARKET
   SHARES                                    COST              VALUE
   ------                                    ----              -----

             COMMON STOCKS (CONTINUED)
             HOTELS AND GAMING (CONTINUED)
    100,000  Hilton Hotels Corp. .....$    1,701,949    $    3,490,000
    705,882  Ladbrokes plc ...........     9,246,474         5,780,651
                                      --------------    --------------
                                          17,518,568        16,813,343
                                      --------------    --------------
             MACHINERY -- 0.2%
    150,000  CNH Global NV ...........     2,953,366         4,095,000
                                      --------------    --------------
             MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.0%
      1,100  Skyline Corp. ...........        42,889            44,242
                                      --------------    --------------
             METALS AND MINING -- 1.4%
     50,000  Alcoa Inc. ..............     1,527,886         1,500,500
     10,000  Alliance Holdings GP LP         230,523           197,600
     20,000  Arch Coal Inc. ..........       314,774           600,600
      8,000  BHP Billiton Ltd., ADR ..       217,549           318,000
      3,000  Fording Canadian Coal Trust      32,950            62,250
    100,000  Freeport-McMoRan Copper
               & Gold Inc., Cl. B ....     3,495,728         5,573,000
     10,000  Massey Energy Co. .......       235,475           232,300
     25,000  Peabody Energy Corp. ....       353,789         1,010,250
    200,000  Phelps Dodge Corp. ......    22,682,394        23,944,000
      1,000  Rio Tinto plc, ADR ......       127,360           212,490
      3,000  Westmoreland Coal Co.+ ..        52,605            59,010
                                      --------------    --------------
                                          29,271,033        33,710,000
                                      --------------    --------------
             PAPER AND FOREST PRODUCTS -- 0.3%
    200,000  International Paper Co.       6,863,452         6,820,000
                                      --------------    --------------
             PUBLISHING -- 0.9%
    135,000  Dow Jones & Co. Inc. ....     5,111,401         5,130,000
     38,500  Idearc Inc.+ ............     1,111,123         1,103,025
  1,000,000  The Reader's Digest
               Association Inc. ......    16,148,627        16,700,000
                                      --------------    --------------
                                          22,371,151        22,933,025
                                      --------------    --------------
             REAL ESTATE -- 0.0%
     12,000  Brookfield Asset Management
               Inc., Cl. A ...........       186,196           578,160
                                      --------------    --------------
             REAL ESTATE INVESTMENT TRUSTS -- 1.1%
    250,000  Columbia Equity Trust Inc.    4,707,290         4,777,500
    448,000  Equity Office Properties
               Trust .................    21,508,090        21,580,160
      1,000  Primaris Retail Real Estate
               Investment Trust ......        16,729            16,190
     30,000  Reckson Associates Realty
               Corp. .................     1,281,510         1,368,000
                                      --------------    --------------
                                          27,513,619        27,741,850
                                      --------------    --------------
             RETAIL -- 1.0%
    150,000  Ingles Markets Inc.,
               Cl. A .................     1,703,529         4,468,500
    410,000  Safeway Inc. ............     8,674,488        14,169,600
     22,000  Saks Inc. ...............       395,507           392,040
    310,000  Sally Beauty Holdings Inc.+   3,837,420         2,418,000
     80,000  SUPERVALU Inc. ..........     2,385,810         2,860,000
                                      --------------    --------------
                                          16,996,754        24,308,140
                                      --------------    --------------
             SPECIALTY CHEMICALS -- 1.8%
      5,000  Arkema, ADR+ ............       269,656           256,676
    292,100  Ashland Inc. ............    18,299,079        20,207,478
    140,000  E.I. du Pont de Nemours
               & Co. .................     5,905,751         6,819,400
    230,000  Ferro Corp. .............     4,473,023         4,758,700
    100,000  MacDermid Inc. ..........     3,416,000         3,410,000
    100,000  Olin Corp. ..............     1,826,860         1,652,000

                                                               MARKET
   SHARES                                    COST              VALUE
   ------                                    ----              -----

    170,000  The Dow Chemical Co. ....$    6,827,194    $    6,789,800
     18,146  Tronox Inc., Cl. B ......       186,196           286,525
                                      --------------    --------------
                                          41,203,759        44,180,579
                                      --------------    --------------
             TELECOMMUNICATIONS -- 4.9%
    400,000  AT&T Inc. ...............     9,871,847        14,300,000
    550,000  BCE Inc. ................    11,932,643        14,850,000
    200,000  BellSouth Corp. .........     5,331,371         9,422,000
     74,000  BT Group plc, ADR .......     2,312,412         4,431,860
      2,000  CenturyTel Inc. .........        58,989            87,320
     50,000  Compania de
               Telecomunicaciones de
               Chile SA, ADR .........       607,686           401,500
    100,000  Deutsche Telekom AG, ADR      1,796,995         1,820,000
     42,000  Embarq Corp. ............     1,625,738         2,207,520
     55,000  France Telecom SA, ADR ..     1,338,443         1,523,500
    210,000  Hellenic Telecommunications
               Organization SA, ADR+       1,644,219         3,181,500
    200,000  Portugal Telecom SGPS SA      2,318,352         2,597,849
     90,000  Qwest Communications
               International Inc.+ ...       275,142           753,300
    840,000  Sprint Nextel Corp. .....    16,438,020        15,867,600
     15,000  Telecom Corp. of New
               Zealand Ltd., ADR .....       383,908           403,800
    200,000  Telecom Italia SpA, ADR       5,741,078         6,026,000
     26,000  Telefonica SA, ADR ......     1,107,367         1,657,500
    250,000  Telefonos de Mexico SAB de
               CV, Cl. L, ADR ........     4,164,902         7,065,000
    130,000  Telstra Corp. Ltd., ADR       2,392,135         2,129,400
     68,000  TELUS Corp., ADR ........     1,168,993         3,033,949
    770,000  Verizon Communications
               Inc. ..................    26,666,967        28,674,800
    100,000  Vodafone Group plc, ADR       2,184,580         2,778,000
                                      --------------    --------------
                                          99,361,787       123,212,398
                                      --------------    --------------
             TRANSPORTATION -- 0.4%
      4,000  Frontline Ltd. ..........       137,211           127,400
    216,000  GATX Corp. ..............     5,739,871         9,359,280
     24,000  Golden Ocean Group Ltd.+         14,400            42,918
      4,250  Ship Finance International
               Ltd. ..................        96,012           100,980
     30,000  Teekay Shipping Corp. ...     1,007,822         1,308,600
                                      --------------    --------------
                                           6,995,316        10,939,178
                                      --------------    --------------
             WIRELESS COMMUNICATIONS -- 0.3%
     14,000  Crown Castle International
               Corp.+ ................       226,237           452,200
    110,000  United States Cellular
               Corp.+ ................     5,022,195         7,654,900
      3,000  Vimpel-Communications,
               ADR+ ..................        91,155           236,850
                                      --------------    --------------
                                           5,339,587         8,343,950
                                      --------------    --------------
             TOTAL
              COMMON STOCKS .......... 1,691,093,127     2,110,147,321
                                      --------------    --------------

             CONVERTIBLE PREFERRED STOCKS -- 2.1%
             AEROSPACE -- 0.1%
      8,315  Northrop Grumman Corp.,
               7.000% Cv. Pfd., Ser. B       997,555         1,105,895
                                      --------------    --------------
             AUTOMOTIVE -- 0.0%
     16,000  General Motors Corp.,
               4.500% Cv. Pfd., Ser. A       415,435           404,480
                                      --------------    --------------
             BROADCASTING -- 0.0%
     20,460  Emmis Communications Corp.,
               6.250% Cv. Pfd., Ser. A       960,081           864,333
                                      --------------    --------------

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006

                                                               MARKET
   SHARES                                    COST              VALUE
   ------                                    ----              -----

             CONVERTIBLE PREFERRED STOCKS (CONTINUED)
             BUILDING AND CONSTRUCTION -- 0.0%
        200  Fleetwood Capital Trust,
               6.000% Cv. Pfd. .......$        6,210    $        5,900
                                      --------------    --------------
             DIVERSIFIED INDUSTRIAL -- 0.3%
    179,400  Owens-Illinois Inc.,
               4.750% Cv. Pfd. .......     5,956,159         6,637,800
     80,000  Smurfit-Stone Container Corp.,
               7.000% Cv. Pfd., Ser. A     1,996,122         1,916,000
                                      --------------    --------------
                                           7,952,281         8,553,800
                                      --------------    --------------
             ENERGY AND UTILITIES -- 0.4%
      5,000  Chesapeake Energy Corp.,
               5.000% Cv. Pfd. (a) ...       512,500           645,312
     20,000  CMS Energy Corp.,
               4.500% Cv. Pfd., Ser. B     1,069,063         1,770,000
    130,000  El Paso Corp. Capital Trust I,
               4.750% Cv. Pfd., Ser. C     4,680,219         5,044,000
     40,000  Hanover Compressor
               Capital Trust,
               7.250% Cv. Pfd. .......     1,999,452         2,260,000
                                      --------------    --------------
                                           8,261,234         9,719,312
                                      --------------    --------------
             ENTERTAINMENT -- 0.1%
    113,000  Six Flags Inc.,
               7.250% Cv. Pfd., Ser. B     2,637,802         2,519,900
                                      --------------    --------------
             FINANCIAL SERVICES -- 0.7%
      2,000  Doral Financial Corp.,
               4.750% Cv. Pfd. .......       284,670           193,000
    210,000  National Australia Bank Ltd.,
               7.875% Cv. Pfd. .......     7,994,365        10,815,000
    137,000  Newell Financial Trust I,
               5.250% Cv. Pfd. .......     6,428,812         6,473,250
                                      --------------    --------------
                                          14,707,847        17,481,250
                                      --------------    --------------
             HEALTH CARE -- 0.0%
     10,000  Omnicare Inc.,
               4.000% Cv. Pfd., Ser. B       605,400           537,400
                                      --------------    --------------
             REAL ESTATE INVESTMENT TRUSTS -- 0.0%
      2,100  Equity Office Properties Trust,
               5.250% Cv. Pfd., Ser. B       104,120           141,781
                                      --------------    --------------
             TELECOMMUNICATIONS -- 0.4%
     50,000  Cincinnati Bell Inc.,
               6.750% Cv. Pfd., Ser. B     2,118,418         2,300,000
    121,000  Crown Castle International
               Corp.,
               6.250% Cv. Pfd. .......     5,568,000         6,715,500
                                      --------------    --------------
                                           7,686,418         9,015,500
                                      --------------    --------------
             TRANSPORTATION -- 0.1%
      1,500  GATX Corp.,
               $2.50 Cv. Pfd. ........       199,475           333,750
        982  Kansas City Southern,
               4.250% Cv. Pfd. .......       551,884           970,297
                                      --------------    --------------
                                             751,359         1,304,047
                                      --------------    --------------
             TOTAL CONVERTIBLE
              PREFERRED STOCKS .......    45,085,742        51,653,598
                                      --------------    --------------


  PRINCIPAL                                                    MARKET
   AMOUNT                                    COST              VALUE
  ---------                                  ----              -----

             CONVERTIBLE CORPORATE BONDS -- 1.8%
             AEROSPACE -- 0.0%
$  1,000,000   GenCorp Inc., Sub. Deb. Cv.,
               5.750%, 04/15/07 ......$      998,594    $    1,038,750
                                      --------------    --------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
    500,000  Standard Motor Products Inc.,
               Sub. Deb. Cv.,
               6.750%, 07/15/09 ......       485,710           475,000
                                      --------------    --------------
             BROADCASTING -- 0.5%
    100,000  Lin Television Corp.,
               Sub. Deb. Cv.,
               2.500%, 05/15/33 ......        91,610            94,250
 13,000,000  Sinclair Broadcast Group Inc.,
               Sub. Deb. Cv.,
               6.000%, 09/15/12 ......    10,895,456        11,960,000
                                      --------------    --------------
                                          10,987,066        12,054,250
                                      --------------    --------------
             BUSINESS SERVICES -- 0.1%
  2,103,000  Trans-Lux Corp.,
               Sub. Deb. Cv.,
               8.250%, 03/01/12 ......     2,034,879         2,050,425
                                      --------------    --------------
             COMMUNICATIONS EQUIPMENT -- 0.5%
 10,000,000  Agere Systems Inc.,
               Sub. Deb. Cv.,
               6.500%, 12/15/09 ......    10,056,336        10,225,000
  2,000,000  TriQuint Semiconductor Inc.,
               Sub. Deb. Cv.,
               4.000%, 03/01/07 ......     1,995,165         1,995,000
                                      --------------    --------------
                                          12,051,501        12,220,000
                                      --------------    --------------
             ENTERTAINMENT -- 0.1%
  1,500,000  The Walt Disney Co., Cv.,
               2.125%, 04/15/23 ......     1,513,108         1,830,000
                                      --------------    --------------
             FINANCIAL SERVICES -- 0.0%
    250,000  AON Corp., Deb. Cv.,
               3.500%, 11/15/12 ......       263,084           414,063
                                      --------------    --------------
             HEALTH CARE -- 0.2%
  4,000,000  ICOS Corp., Sub. Deb. Cv.,
               2.000%, 07/01/23 ......     3,934,736         3,945,000
                                      --------------    --------------
             REAL ESTATE -- 0.0%
             Palm Harbor Homes Inc., Cv.,
    100,000    3.250%, 05/15/24 ......        84,584            85,000
  1,000,000    3.250%, 05/15/24 (a) ..       973,644           850,000
                                      --------------    --------------
                                           1,058,228           935,000
                                      --------------    --------------
             TELECOMMUNICATIONS -- 0.2%
  6,000,000  Nortel Networks Corp., Cv.,
               4.250%, 09/01/08 ......     5,827,886         5,835,000
                                      --------------    --------------
             TRANSPORTATION -- 0.2%
  3,000,000  GATX Corp., Cv.,
               7.500%, 02/01/07 ......     3,021,233         3,836,250
                                      --------------    --------------
             TOTAL CONVERTIBLE
              CORPORATE BONDS ........    42,176,025        44,633,738
                                      --------------    --------------

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006

                                                               MARKET
   SHARES                                    COST              VALUE
   ------                                    ----              -----

              WARRANTS -- 0.0%
              FOOD AND BEVERAGE -- 0.0%
        650   Parmalat SpA, GDR,
                expire 12/31/15+
                (a)(b) ...............$            0    $            0
                                      --------------    --------------
  PRINCIPAL
   AMOUNT
  --------

              SHORT-TERM OBLIGATIONS -- 11.3%
              REPURCHASE AGREEMENTS -- 8.4%
$125,000,000  Barclays Capital Inc.,
                4.800%, dated 12/29/06,
                due 01/03/07, proceeds
                at maturity,
                $125,083,333 (c) .....   125,000,000       125,000,000
  85,000,000   Daiwa Securities America Inc.,
                4.820%, dated 12/29/06,
                due 01/03/07, proceeds
                at maturity,
                $85,056,903 (d) ......    85,000,000        85,000,000
                                      --------------    --------------
                                         210,000,000       210,000,000
                                      --------------    --------------
             U.S. TREASURY BILLS -- 2.9%
 72,785,000  U.S. Treasury Bills,
                4.900% to 5.219%++,
                01/18/07 to 04/26/07(e)   71,932,185        71,932,911
                                      --------------    --------------
             TOTAL SHORT-TERM
              OBLIGATIONS ............   281,932,185       281,932,911
                                      --------------    --------------

TOTAL INVESTMENTS -- 100.0% ..........$2,060,287,079     2,488,367,568
                                      ==============

CALL OPTIONS WRITTEN
  (Premiums received $1,898,621) ...................        (2,118,928)

OTHER ASSETS AND LIABILITIES (NET) .................          (167,514)

PREFERRED STOCK
  (5,814,200 preferred shares outstanding) .........      (500,000,000)
                                                        --------------

NET ASSETS -- COMMON SHARES
  (83,973,170 common shares outstanding) ...........    $1,986,081,126
                                                        ==============
NET ASSET VALUE PER COMMON SHARE
   ($1,986,081,126 / 83,973,170 shares outstanding)             $23.65
                                                                ======

             OPTION CONTRACTS WRITTEN -- (0.1)%
  NUMBER OF                                EXPIRATION DATE/    MARKET
  CONTRACTS                                EXERCISE PRICE      VALUE
  ---------                                --------------      -----
             CALL OPTIONS WRITTEN -- (0.1)%
        500  AllianceBernstein
               Holding LP .................   Jan. 07/75    $  282,500
        100  AllianceBernstein
               Holding LP .................   Jan. 07/80        16,500
      2,000  AT&T Inc. ....................   Jan. 07/30     1,160,000
        220  FirstEnergy Corp. ............   Jan. 07/55       123,200
        500  Freeport-McMoRan Copper
               & Gold Inc., Cl. B .........   Jan. 07/55       105,000
        500  JPMorgan Chase & Co. .........   Jan. 07/45       170,000
        500  Marathon Oil Corp. ...........   Jan. 07/90       195,000
        500  Royal Dutch Shell plc,
               Cl. A, ADR .................   Jan. 07/75         3,750
        500  Safeway Inc. .................   Jan. 07/35        32,500
         75  Sprint Nextel Corp. ..........   Jan. 07/20           975
        136  The Southern Co. .............   Jan. 07/35        28,560
         13  Xcel Energy Inc. ............. Jan. 07/22.5           943
                                                            ----------
             TOTAL CALL OPTIONS WRITTEN
              (Premiums received $1,898,621)                $2,118,928
                                                            ==========

  -------------
  (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the market value of Rule 144A securities amounted to $4,044,070 or 0.16% of total investments. Except as noted in (b), these securities are liquid.
  (b) At December 31, 2006, the Fund held an investment in a restricted and illiquid security amounting to $0 or 0.00% of total investments, which was valued under methods approved by the Board, as follows:
                                                                     12/31/06
ACQUISITION                            ACQUISITION  ACQUISITION   CARRYING VALUE
  SHARES     ISSUER                        DATE        COST         PER UNIT
  ------     ------                      --------     -------       --------

    650  Parmalat SpA, GDR warrants
           expire 12/31/15              11/09/05       $0.0         $0.0000

(c) Collateralized by $90,925,000 U.S. Treasury Bond, 8.875%, due 02/15/19, market value $127,500,000.
(d) Collateralized by $87,909,000 U.S. Treasury Bills, 5.987%, due 03/29/07, market value $86,700,251.
(e) Securities, or a portion thereof, with a value of $4,933,080 are pledged as collateral for options written.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR American Depository Receipt
GDR Global Depository Receipt

                                       % OF
                                      MARKET              MARKET
                                       VALUE               VALUE
                                      ------             --------
GEOGRAPHIC DIVERSIFICATION
North America .......................   84.2%         $2,094,269,296
Europe ..............................   11.3             282,227,958
Latin America .......................    2.1              50,670,878
Japan ...............................    1.6              40,173,081
Asia/Pacific ........................    0.8              21,026,355
                                       ------         --------------
Total Investments ...................  100.0%         $2,488,367,568
                                       ======         ==============





                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST




                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

ASSETS:
   Investments, at value (cost $1,850,287,079) ......... $2,278,367,568
   Repurchase agreements, at value (cost $210,000,000)      210,000,000
   Deposit at broker ...................................      3,463,102
   Cash ................................................          1,190
   Receivable for investments sold .....................      9,083,606
   Dividends and interest receivable ...................      3,415,605
   Unrealized appreciation on swap contracts ...........      3,155,309
   Prepaid expense .....................................         81,138
                                                         --------------
   TOTAL ASSETS ........................................  2,507,567,518
                                                         --------------
LIABILITIES:
   Options written (premium received $1,898,621) .......      2,118,928
   Distributions payable ...............................      7,907,229
   Payable for investments purchased ...................      4,199,798
   Payable for investment advisory fees ................      6,695,667
   Payable for payroll expenses ........................         41,816
   Payable for accounting fees .........................          7,501
   Other accrued expenses ..............................        515,453
                                                         --------------
   TOTAL LIABILITIES ...................................     21,486,392
                                                         --------------
PREFERRED STOCK:
   Series A Cumulative Preferred Stock (5.875%, $25
    liquidation value, $0.001 par value, 3,200,000 shares
    authorized with 3,200,000 shares issued and
    outstanding) .......................................     80,000,000
   Series B Cumulative Preferred Stock (Auction Market,
    $25,000 liquidation value, $0.001 par value, 4,000
    shares authorized with 4,000 shares issued
    and outstanding) ...................................    100,000,000
   Series C Cumulative Preferred Stock (Auction Market,
    $25,000 liquidation value, $0.001 par value, 4,800
    shares authorized with 4,800 shares issued and
    outstanding) .......................................    120,000,000
   Series D Cumulative Preferred Stock (6.00%, $25
    liquidation value, $0.001 par value, 2,600,000 shares
    authorized with 2,600,000 shares issued and
    outstanding) .......................................     65,000,000
   Series E Cumulative Preferred Stock (Auction Rate,
     $25,000 liquidation value, $0.001 par value, 5,400
     shares authorized with 5,400 shares issued and
     outstanding) ......................................    135,000,000
                                                         --------------
   TOTAL PREFERRED STOCK ...............................    500,000,000
                                                         --------------
   NET ASSETS ATTRIBUTABLE TO
     COMMON SHAREHOLDERS ............................... $1,986,081,126
                                                         ==============
NET ASSETS ATTRIBUTABLE TO COMMON
  SHAREHOLDERS CONSIST OF:
   Paid-in capital, at $0.001 par value ................ $1,544,021,347
   Accumulated net investment income ...................     12,027,863
   Accumulated distributions in excess of net realized gain
     on investments, written options, swap contracts,
     futures contracts, securities sold short, and
     foreign currency transactions .....................       (982,356)
   Net unrealized appreciation on investments ..........    428,080,489
   Net unrealized depreciation on written options ......       (220,307)
   Net unrealized appreciation on swap contracts .......      3,155,309
   Net unrealized depreciation on foreign
     currency translations .............................         (1,219)
                                                         --------------
   NET ASSETS .......................................... $1,986,081,126
                                                         ==============
NET ASSET VALUE PER COMMON SHARE
   ($1,986,081,126 / 83,973,170 shares outstanding;
   unlimited number of shares authorized) ..............         $23.65
                                                                 ======

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $1,155,606) ......   $ 76,478,017
   Interest ............................................     22,721,712
                                                           ------------
   TOTAL INVESTMENT INCOME .............................     99,199,729
                                                           ------------
EXPENSES:
   Investment advisory fees ............................     23,657,922
   Auction agent fees ..................................        900,746
   Shareholder communications expenses .................        587,593
   Custodian fees ......................................        248,603
   Payroll expenses ....................................        228,531
   Trustees' fees ......................................        173,000
   Legal and audit fees ................................         90,649
   Accounting fees .....................................         45,000
   Shareholder services fees ...........................         42,266
   Interest expenses ...................................          5,820
   Miscellaneous expenses ..............................        389,836
                                                           ------------
   TOTAL EXPENSES ......................................     26,369,966
   Less: Custodian fee credits .........................        (92,212)
                                                           ------------
   NET EXPENSES ........................................     26,277,754
                                                           ------------
   NET INVESTMENT INCOME ...............................     72,921,975
                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  WRITTEN OPTIONS, SWAP CONTRACTS, FUTURES CONTRACTS,
  SECURITIES SOLD SHORT, AND FOREIGN CURRENCY:
   Net realized gain on investments ....................     90,440,691
   Net realized loss on written options ................         (5,070)
   Net realized gain on swap contracts .................        973,297
   Net realized gain on futures contracts ..............      1,538,828
   Net realized gain on securities sold short ..........      1,287,046
   Net realized loss on foreign currency transactions ..       (512,590)
                                                           ------------
  Net realized gain on investments, written options, swap
    contracts, futures contracts, securities sold short, and
    foreign currency transactions ......................     93,722,202
                                                           ------------
   Net change in unrealized appreciation/depreciation:
     on investments ....................................    243,491,253
     on written options ................................       (220,307)
     on swap contracts .................................        219,598
     on securities sold short ..........................          6,133
     on foreign currency translations ..................            262
                                                           ------------
   Net change in unrealized appreciation/depreciation
     on investments, written options, swap contracts,
     securities sold short, and foreign currency
     translations ......................................    243,496,939
                                                           ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS,
     FUTURES CONTRACTS, SECURITIES SOLD SHORT, AND
     FOREIGN CURRENCY ..................................    337,219,141
                                                           ------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ...................................    410,141,116
                                                           ------------
   Total Distributions to Preferred Stock Shareholders      (26,051,913)
                                                           ------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
     SHAREHOLDERS RESULTING FROM OPERATIONS ............   $384,089,203
                                                           ============

                See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST

                                STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                       YEAR ENDED              YEAR ENDED
                                                                                    DECEMBER 31, 2006       DECEMBER 31, 2005
                                                                                    -----------------       -----------------
OPERATIONS:
  Net investment income ............................................................ $   72,921,975          $   47,549,275
  Net realized gain on investments, written options, swap contracts,
    futures contracts, securities sold short, and foreign currency transactions ....     93,722,202              68,354,941
  Net change in unrealized appreciation/depreciation on investments, written
    options, swap contracts, securities sold short, and foreign currency translations   243,496,939              43,584,535
                                                                                     --------------          --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................    410,141,116             159,488,751
                                                                                     --------------          --------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
  Net investment income ............................................................    (10,255,572)             (5,432,355)
  Net realized short-term gain on investments, written options, swap contracts,
    futures contracts, securities sold short, and foreign currency transactions ....     (4,091,893)             (1,314,615)
  Net realized long-term gains on investments, written options, swap contracts,
    futures contracts, securities sold short, and foreign currency transactions ....    (11,704,448)             (6,733,232)
                                                                                     --------------          --------------
  TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ....................................    (26,051,913)            (13,480,202)
                                                                                     --------------          --------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
    RESULTING FROM OPERATIONS ......................................................    384,089,203             146,008,549
                                                                                     --------------          --------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ............................................................    (50,995,124)            (40,982,793)
  Net realized short-term gain on investments, written options, swap contracts,
    futures contracts, securities sold short, and foreign currency transactions ....    (20,346,652)             (9,917,725)
  Net realized long-term gain on investments, written options, swap contracts,
    futures contracts, securities sold short, and foreign currency transactions ....    (58,199,561)            (50,796,878)
                                                                                     --------------          --------------
  TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS .......................................   (129,541,337)           (101,697,396)
                                                                                     --------------          --------------
FUND SHARE TRANSACTIONS:
  Net decrease from repurchase of common shares ....................................     (6,491,041)             (9,076,752)
  Offering costs for preferred shares charged to paid-in capital ...................       (130,874)             (3,782,570)
                                                                                     --------------          --------------
  NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..........................     (6,621,915)            (12,859,322)
                                                                                     --------------          --------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ...................    247,925,951              31,451,831
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
  Beginning of period ..............................................................  1,738,155,175           1,706,703,344
                                                                                     --------------          --------------
  End of period (including undistributed net investment income of
    $12,027,863 and $132,784, respectively) ........................................ $1,986,081,126          $1,738,155,175
                                                                                     ==============          ==============

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Dividend & Income Trust (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment operations commenced on November 28, 2003.

     The Fund's investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depository Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2006, the Fund had investments of $210,000,000 in repurchase agreements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

     As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

     In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

     SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series B Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments for Series B Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on Series B Preferred Stock.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps are reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2006 are as follows:

         NOTIONAL                   VARIABLE RATE*     TERMINATION   UNREALIZED
          AMOUNT     FIXED RATE  (RATE RESET MONTHLY)     DATE      APPRECIATION
       ------------  ----------  -------------------- ------------  ------------
       $100,000,000     4.01%            5.32%        June 2, 2010    $3,155,309

---------------------------------
* Based on Libor (London Interbank Offered Rate).

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2006, there were no open futures contracts.

     SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At December 31, 2006, there were no open securities sold short.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2006, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits". When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the Federal Funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended December 31, 2006, reclassifications were made to increase accumulated net investment income by $223,800, to increase accumulated distributions in excess of net realized gain on investments, swap contracts, options, and foreign currency transactions by $221,108, with an offsetting adjustment to paid-in capital.

     Distributions to shareholders of the Fund's 5.875% Series A Cumulative Preferred Stock, Series B Auction Market Cumulative Preferred Stock, Series C Auction Market Cumulative Preferred Stock, 6.00% Series D Cumulative Preferred Stock, and Series E Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

     The tax character of distributions paid during the fiscal year ended December 31, 2006 and December 31, 2005 was as follows:

                                                                YEAR ENDED                       YEAR ENDED
                                                             DECEMBER 31, 2006                DECEMBER 31, 2005
                                                          ------------------------         ------------------------
                                                          Common         Preferred         Common         Preferred
                                                          ------         ---------         ------         ---------

          DISTRIBUTIONS PAID FROM:
          Ordinary income
            (inclusive of short-term capital gains) ..$ 71,341,776     $14,347,465     $ 50,900,518     $ 6,746,970
          Net long-term capital gains ...............   58,199,561      11,704,448       50,796,878       6,733,232
                                                      ------------     -----------     ------------     -----------
          Total distributions paid .................. $129,541,337     $26,051,913     $101,697,396     $13,480,202
                                                      ============     ===========     ============     ===========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     At December 31, 2006, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.

     As of December 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

       Net unrealized appreciation on investments, written options, foreign currency, and swap contracts ................... $431,173,223
       Post-October currency loss deferral ......................     (449,565)
       Undistributed ordinary income ............................   11,337,666
       Other temporary differences ..............................       (1,545)
                                                                  ------------
       Total .................................................... $442,059,779
                                                                  ============

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)





     The following summarizes the tax cost of investments, written options, swap contracts, and the related unrealized appreciation/ (depreciation) at December 31, 2006:

                                                       GROSS              GROSS         NET UNREALIZED
                                       COST/        UNREALIZED         UNREALIZED        APPRECIATION/
                                     PROCEEDS      APPRECIATION       DEPRECIATION      (DEPRECIATION)
                                     --------      ------------       ------------      --------------
       Investments ............. $2,060,027,628    $449,771,458      $(21,431,518)      $428,339,940
       Written options .........      1,898,621          52,301          (272,608)          (220,307)
       Swap contracts ..........             --       3,054,809                --          3,054,809
                                 --------------    ------------      ------------       ------------
                                 $2,061,926,249    $452,878,568      $(21,704,126)      $431,174,442
                                 ==============    ============      ============       ============

     In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" ("the Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is required to be implemented for the Fund no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the fiscal year.

     The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the fiscal year ended December 31, 2006, the Fund's total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of all outstanding Preferred Stock. Thus, management fees were accrued on these assets.

     During the fiscal year ended December 31, 2006, the Fund paid brokerage commissions of $878,825 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the fiscal year ended December 31, 2006, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

     The Fund is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $38,033 for the fiscal year ended December 31, 2006, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Trustee that is not considered to be an affiliated person an annual retainer of $12,000 plus $1,500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2006, other than short-term and U.S Government securities, aggregated $984,096,704 and $564,949,256, respectively.

     Option contracts written by the Fund during the fiscal year ended December 31, 2006 were as follows:

                                              NUMBER OF
                                              CONTRACTS         PREMIUMS
                                             -----------       ----------
  Options outstanding at December 31, 2005 ..     --                  --
  Options written ...........................  9,331          $2,145,911
  Options exercised ......................... (3,487)           (228,211)
  Options closed ............................   (300)            (19,079)
                                              ------          ----------
  Options outstanding at December 31, 2006 ..  5,544          $1,898,621
                                              ======          ==========

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the fiscal year ended December 31, 2006, the Fund repurchased 340,235 shares of beneficial interest in the open market at a cost of $6,491,041 and an average discount of approximately 13.99% from its NAV. All shares of beneficial interest repurchased have been retired.

     Transactions in shares of beneficial interest were as follows:

                                                                YEAR ENDED                   YEAR ENDED
                                                             DECEMBER 31, 2006            DECEMBER 31, 2005
                                                          ----------------------       ----------------------
                                                          SHARES          AMOUNT       SHARES          AMOUNT
                                                          ------          ------       ------          ------
     Net decrease from repurchase of common shares ..... (340,235)     $(6,491,041)   (504,100)    $(9,076,752)

     The Fund's Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 5.875% Series A, Series B Auction Market, Series C Auction Market, 6.00% Series D, and Series E Auction Rate Cumulative Preferred Stock at redemption prices of $25, $25,000, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     On October 12, 2004, the Fund received net proceeds of $77,280,971 (after underwriting discounts of $2,520,000 and offering expenses of $199,029) from the public offering of 3,200,000 shares of 5.875% Series A Cumulative Preferred Stock. Commencing October 12, 2009 and thereafter, the Fund, at its option, may redeem the 5.875% Series A Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2006, the Fund did not repurchase any shares of 5.875% Series A Cumulative Preferred Stock. At December 31, 2006, 3,200,000 shares of 5.875% Series A Cumulative Preferred Stock were outstanding and accrued dividends amounted to $78,333.

     On October 12, 2004, the Fund received net proceeds of $217,488,958 (after underwriting discounts of $2,200,000 and offering expenses of $311,042) from the public offering of 4,000 shares of Series B and 4,800 shares of Series C Auction Market Cumulative Preferred Stock, respectively. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series B Auction Market Cumulative Preferred Stock ranged from 4.14% to 5.30% for the fiscal year ended December 31, 2006. The dividend rates of Series C Auction Market Cumulative Preferred Stock ranged from 4.10% to 5.36% during the fiscal year ended December 31, 2006. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series B and C Auction Market Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series B and C Auction Market Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2006, the Fund did not redeem any shares of Series B and C Auction Market Cumulative Preferred Stock. At December 31, 2006, 4,000 and 4,800 shares of the Series B and C Auction Market Cumulative Preferred Stock were outstanding with an annualized dividend rate of 5.30% and 5.32% per share and accrued dividends amounted to $73,611 and $53,200, respectively.

     On November 3, 2005, the Fund received net proceeds of $62,617,239 (after underwriting discounts of $2,047,500 and offering expenses of $335,261) from the public offering of 2,600,000 shares of 6.00% Series D Cumulative Preferred Stock. Commencing November 3, 2010 and thereafter, the Fund, at its option, may redeem the 6.00% Series D Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2006, the Fund did not repurchase any shares of 6.00% Series D Cumulative Preferred Stock. At December 31, 2006, 2,600,000 shares of 6.00% Series D Cumulative Preferred Stock were outstanding and accrued dividends amounted to $65,000.

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     On November 3, 2005, the Fund received net proceeds of $133,379,387 (after underwriting discounts of $1,350,000 and offering expenses of $270,613) from the public offering of 5,400 shares of Series E Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The dividend rates of Series E Auction Rate Cumulative Preferred Stock ranged from 4.22% to 5.30% for the fiscal year ended December 31, 2006. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series E Auction Rate Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series E Auction Rate Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2006, the Fund did not redeem any shares of Series E Auction Rate Preferred Stock. At December 31, 2006, 5,400 shares of Series E Auction Rate Preferred Stock were outstanding with an annualized dividend rate of 5.30% and accrued dividends amounted to $79,500.

     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. OTHER MATTERS. The Adviser and/or affiliates received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section
19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund. The staff's notice to the Adviser did not relate to the Fund.

                       THE GABELLI DIVIDEND & INCOME TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                         YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------      PERIOD ENDED
                                                                     2006         2005        2004      DECEMBER 31, 2003 (F)
                                                                  ---------    ---------    ---------  ----------------------

OPERATING PERFORMANCE:
   Net asset value, beginning of period ........................ $    20.62    $    20.12  $    19.26       $    19.06(g)
                                                                  ---------     ---------   ---------        ---------
   Net investment income ........................................      0.87          0.55        0.40               --
   Net realized and unrealized gain on investments, written
     options, swap contracts, futures contracts, securities sold short,
     and foreign currency transactions ..........................      4.00          1.33        1.80             0.20
                                                                 ----------    ----------  ----------       ----------
   Total from investment operations .............................      4.87          1.88        2.20             0.20
                                                                 ----------    ----------  ----------       ----------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS: (A)
   Net investment income ........................................     (0.12)        (0.06)      (0.01)              --
   Net realized gain on investments .............................     (0.19)        (0.10)      (0.01)              --
                                                                 ----------    ----------  ----------       ----------
   Total distributions to preferred stock shareholders ..........     (0.31)        (0.16)      (0.02)              --
                                                                 ----------    ----------  ----------       ----------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
     SHAREHOLDERS RESULTING FROM OPERATIONS .....................      4.56          1.72        2.18               --
                                                                 ----------    ----------  ----------       ----------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ........................................     (0.61)        (0.48)      (0.39)              --
   Net realized gain on investments .............................     (0.93)        (0.72)      (0.24)              --
   Return of capital ............................................        --            --       (0.57)              --
                                                                 ----------    ----------  ----------       ----------
   Total distributions to common shareholders ...................     (1.54)        (1.20)      (1.20)              --
                                                                 ----------    ----------  ----------       ----------
FUND SHARE TRANSACTIONS:
   Decrease in net asset value from common share transactions ...        --            --       (0.05)              --
   Increase in net asset value from repurchase of common shares        0.01          0.02          --               --
   Offering costs for common shares charged to paid-in capital ..        --            --       (0.01)              --
   Offering costs for preferred shares charged to paid-in capital     (0.00)(d)     (0.04)      (0.06)              --
                                                                 ----------    ----------  ----------       ----------
   Total from fund share transactions ...........................      0.01         (0.02)      (0.12)              --
                                                                 ----------    ----------  ----------       ----------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON SHAREHOLDERS,
     END OF PERIOD ..............................................$    23.65    $    20.62  $    20.12       $    19.26
                                                                 ==========    ==========  ==========       ==========
   NAV total return + ...........................................     24.09%         9.47%      11.56%             1.0%*
                                                                 ==========    ==========  ==========       ==========
   Market value, end of period ..................................$    21.47    $    17.62  $    17.95       $    20.00
                                                                 ==========    ==========  ==========       ==========
   Investment total return ++ ...................................     31.82%         4.85%      (4.15)%            0.0%**
                                                                 ==========    ==========  ==========       ==========

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                         YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------      PERIOD ENDED
                                                                     2006         2005        2004      DECEMBER 31, 2003 (F)
                                                                  ---------    ---------    ---------  ----------------------

RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred shares,
     end of period (in 000's) ...................................$2,486,081    $2,238,155  $2,006,703               --
   Net assets attributable to common shares,
     end of period (in 000's) ...................................$1,986,081    $1,738,155  $1,706,703       $1,451,650
   Ratio of net investment income to average net assets
     attributable to common shares before preferred
     share distributions ........................................      3.91%         2.75%       2.17%           (0.04)%(h)
   Ratio of operating expenses to average net assets
     attributable to common shares net of advisory fee
     reduction, if any ..........................................      1.41%(e)      1.33%(e)    1.12%            1.38%(h)
   Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory
     fee reduction, if any ......................................      1.11%(e)      1.12%(e)    1.07%              --
   Portfolio turnover rate ......................................      28.8%         25.6%       33.3%             0.4%
   5.875% CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ..................$   80,000    $   80,000  $   80,000               --
   Total shares outstanding (in 000's) ..........................     3,200         3,200       3,200               --
   Liquidation preference per share .............................$    25.00    $    25.00  $    25.00               --
   Average market value (b) .....................................$    23.86    $    24.82  $    24.68               --
   Asset coverage per share .....................................$   124.30    $   111.91  $   167.23               --
   AUCTION MARKET SERIES B CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ..................$  100,000    $  100,000  $  100,000               --
   Total shares outstanding (in 000's) ..........................         4             4           4               --
   Liquidation preference per share .............................$   25,000    $   25,000  $   25,000               --
   Average market value (b) .....................................$   25,000    $   25,000  $   25,000               --
   Asset coverage per share .....................................$  124,304    $  111,908  $  167,225               --
   AUCTION MARKET SERIES C CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ..................$  120,000    $  120,000  $  120,000               --
   Total shares outstanding (in 000's) ..........................         5             5           5               --
   Liquidation preference per share .............................$   25,000    $   25,000  $   25,000               --
   Average market value (b) .....................................$   25,000    $   25,000  $   25,000               --
   Asset coverage per share .....................................$  124,304    $  111,908  $  167,225               --
   6.00% CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ..................$   65,000    $   65,000          --               --
   Total shares outstanding (in 000's) ..........................     2,600         2,600          --               --
   Liquidation preference per share .............................$    25.00    $    25.00          --               --
   Average market value (b) .....................................$    24.37    $    24.72          --               --
   Asset coverage per share .....................................$   124.30    $   111.91          --               --
   AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ..................$  135,000    $  135,000          --               --
   Total shares outstanding (in 000's) ..........................         5             5          --               --
   Liquidation preference per share .............................$   25,000    $   25,000          --               --
   Average market value (b) .....................................$   25,000    $   25,000          --               --
   Asset coverage per share .....................................$  124,304    $  111,908          --               --
   ASSET COVERAGE (C) ...........................................       497%          448%        669%              --

----------------------------------
(a) Calculated based upon average common shares outstanding on the record dates throughout the year.
(b) Based on weekly prices.
(c) Asset coverage is calculated by combining all series of preferred stock.
(d) Amount represents less than $0.005 per share.
(e) For the fiscal years ended December 31, 2006 and December 31, 2005, the effect of custodian fee credits was minimal.
(f) The Gabelli Dividend & Income Trust commenced investment operations on November 28, 2003.
(g) The beginning NAV includes a $0.04 reduction for costs associated with the initial public offering.
(h) Annualized.
* Based on net asset value per share at commencement of operations of $19.06 per share.
**  Based on market  value per share at initial  public  offering  of $20.00 per share.
+ Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for the period of less than one year is not annualized.

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Dividend & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Dividend & Income Trust (hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 28, 2007

                       THE GABELLI DIVIDEND & INCOME TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and officers and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend &Income Trust at One Corporate Center, Rye, NY 10580-1422.

                             TERM OF        NUMBER OF
                           OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)           LENGTH OF        COMPLEX
    ADDRESS 1                  TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2         TRUSTEE         DURING PAST FIVE YEARS             HELD BY TRUSTEE 4
-----------------          -----------    -------------       ----------------------             -----------------
INTERESTED TRUSTEES 3:
----------------------
MARIO J. GABELLI            Since 2003***      24     Chairman of the Board and Chief         Director of Morgan Group
Trustee and                                           Executive Officer of GAMCO Investors,   Holdings, Inc. (transportation
Chief Investment Officer                              Inc. and Chief Investment Officer -     services); Chairman of the
Age: 64                                               Value Portfolios of Gabelli Funds, LLC  Board of Lynch Interactive
                                                      and GAMCO Asset Management Inc.;        Corporation (multimedia and
                                                      Director/Trustee or Chief Investment    communication  services
                                                      Officer of other registered investment
                                                      companies in the Gabelli Funds company)
                                                      complex; Chairman and Chief  Executive
                                                      Officer of GGCP, Inc.

SALVATORE M. SALIBELLO     Since 2003**         3     Certified Public Accountant and Managing              --
Trustee                                               Partner of the public accounting firm
Age: 61                                               Salibello & Broder, LLP since 1978

EDWARD T. TOKAR            Since 2003**         3     Senior Managing Director of Beacon      Trustee, LEVCO Series Trust;
Trustee                                               Trust Company (trust services)          Director of DB Hedge Strategies
Age: 59                                               since 2004; Chief Executive Officer     Fund LLC; Director of the
                                                      of Allied Capital Management LLC        Topiary Benefit Plan Investor
                                                      (1977-2004); Vice President of          Fund LLC (financial services)
                                                      Honeywell International
                                                      Inc., (1977-2004)

INDEPENDENT TRUSTEES 5:
-----------------------
ANTHONY J. COLAVITA          Since 2003*        34    Partner in the law firm of                            --
Trustee                                               Anthony J. Colavita, P.C.
Age: 71

JAMES P. CONN               Since 2003**        15    Former Managing Director and            Director of First Republic
Trustee                                               Chief Investment Officer of             Bank (banking)
Age: 68                                               Financial Security Assurance Holdings
                                                      Ltd. (insurance holding company)
                                                      (1992-1998)

MARIO D'URSO                Since 2003***        4    Chairman of Mittel Capital Markets                    --
Trustee                                               S.p.A., since 2001; Senator in the
Age: 66                                               Italian Parliament, (1996-2001)

FRANK J. FAHRENKOPF, JR.    Since 2003*          5    President and Chief Executive Officer   Director of First Republic
Trustee                                               of the American Gaming Association;     Bank (banking)
Age: 67                                               Partner in the law firm of Hogan &
                                                      Hartson LLP; Co-Chairman of the
                                                      Commission on Presidential Debates;
                                                      Former Chairman of the Republican
                                                      National Committee

MICHAEL J. MELARKEY        Since 2003***         4    Partner in the law firm of Avansino,    Director of Southwest Gas
Trustee                                               Melarkey, Knobel & Mulligan             Corporation (natural gas
Age: 57                                                                                       utility)

ANTHONIE C. VAN EKRIS      Since 2003*          17    Chairman of BALMAC International, Inc.                --
Trustee                                               (commodities and futures trading)
Age: 72

SALVATORE J. ZIZZA         Since 2003*          25    Chairman of Hallmark Electrical         Director of Hollis-Eden
Trustee                                               Supplies Corp. (distribution of         Pharmaceuticals (biotechnology)
Age: 61                                               electrical supplies)                    and Earl Scheib, Inc.
                                                                                              (automotive services)

                       THE GABELLI DIVIDEND & INCOME TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                          TERM OF
                        OFFICE AND
NAME, POSITION(S)        LENGTH OF
    ADDRESS 1              TIME                    PRINCIPAL OCCUPATION(S)
    AND AGE               SERVED 2                 DURING PAST FIVE YEARS
----------------        ----------                 --------------------
OFFICERS:
---------
BRUCE N. ALPERT         Since 2003     Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President                              since 1988 and an officer of all of the registered investment companies in
Age: 55                                the Gabelli Funds complex. Director and President of Gabelli Advisers, Inc.
                                       since 1998

CARTER W. AUSTIN        Since 2003     Vice President of The Gabelli Equity Trust since 2000, The Gabelli Global
Vice President                         Gold, Natural Resources &Income Trust since 2005, and The Gabelli Global
Age: 40                                Deal Fund since 2006; Vice President of Gabelli Funds, LLC since 1996

JAMES E. MCKEE          Since 2003     Vice President, General Counsel and Secretary of GAMCO Investors, Inc.
Secretary                              (since 1999) and GAMCO Asset Management Inc. (since 1993); Secretary
Age: 43                                of all of the registered investment companies in the Gabelli Funds complex

AGNES MULLADY           Since 2006     Treasurer of all of the registered investment companies in the Gabelli Funds
Treasurer                              complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief
Age: 48                                Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial
                                       Officer of AMIC Distribution Partners from 2002 through 2004; Controller of
                                       Reserve Management Corporation and Reserve Partners, Inc. and Treasurer of
                                       Reserve Funds from 2000 through 2002

PETER D. GOLDSTEIN      Since 2004     Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief
Chief Compliance Officer               Compliance Officer of all of the registered investment companies in the
Age: 53                                Gabelli Funds complex; Vice President of Goldman Sachs Asset Management from 2000 through 2004

------------------------------------------------------------
1 Address: One Corporate Center, Rye, NY 10580 1422, unless otherwise noted.
2 The Fund's Board of Trustees is divided into three classes,  each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
  **  - Term  expires at the Fund's 2009  Annual  Meeting of  Shareholders  or
        until their successors are duly elected and qualified.
  *** - Term  expires at the Fund's 2007  Annual  Meeting of  Shareholders  or
        until their successors are duly elected and qualified.
        Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3 "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an
  "interested person" of the Fund as a result of his employment as an officer of the Investment Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Tokar is an "interested person" as a result of his son's employment by an affiliate of the Investment Adviser. Mr. Salibello may be considered an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the investment adviser.
4 This column includes only directorships of companies required to report to the
  SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.
5 Trustees who are not interested persons are considered "Independent" Trustees.


CERTIFICATIONS

      The Fund's Chief Executive Officer has certified to the New York Stock Exchange ("NYSE") that, as of June 12, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2006




CASH DIVIDENDS AND DISTRIBUTIONS

                                       TOTAL AMOUNT      ORDINARY       LONG-TERM      DIVIDEND
          PAYABLE           RECORD         PAID         INVESTMENT      CAPITAL      REINVESTMENT
           DATE              DATE      PER SHARE (A)   INCOME (A)(A)    GAINS (a)       PRICE
          -------           ------     -------------   -------------    ----------   ------------
COMMON STOCK
         01/25/06          01/17/06     $0.10000         $0.05681       $0.04319      $18.55500
         02/22/06          02/13/06      0.10000          0.05500        0.04500       18.59810
         03/27/06          03/17/06      0.10000          0.05500        0.04500       18.58470
         04/24/06          04/13/06      0.10000          0.05500        0.04500       18.57050
         05/24/06          05/16/06      0.10000          0.05500        0.04500       18.21850
         06/26/06          06/16/06      0.10000          0.05500        0.04500       18.17280
         07/25/06          07/17/06      0.10000          0.05500        0.04500       18.59760
         08/25/06          08/17/06      0.10000          0.05500        0.04500       19.07180
         09/25/06          09/15/06      0.10000          0.05500        0.04500       19.18870
         10/25/06          10/17/06      0.10000          0.05500        0.04500       20.04590
         11/24/06          11/15/06      0.10000          0.05500        0.04500       20.10720
         12/18/06          12/13/06      0.35000          0.19249        0.15751       21.28810
         01/08/07          12/29/06      0.09000          0.04950        0.04050       21.09060
                                        --------         --------       --------
                                        $1.54000         $0.84880       $0.69120
5.875% PREFERRED SHARES
         03/27/06          03/20/06     $0.36719         $0.20367       $0.16352
         06/26/06          06/19/06      0.36719          0.20194        0.16525
         09/26/06          09/19/06      0.36719          0.20194        0.16525
         12/26/06          12/18/06      0.36719          0.20194        0.16525
                                        --------         --------       --------
                                        $1.46875         $0.80950       $0.65925
6.000% PREFERRED SHARES
         03/27/06          03/20/06     $0.37500         $0.20800       $0.16700
         06/26/06          06/19/06      0.37500          0.20624        0.16876
         09/26/06          09/19/06      0.37500          0.20624        0.16876
         12/26/06          12/18/06      0.37500          0.20624        0.16876
                                        --------         --------       --------
                                        $1.50000         $0.82672       $0.67328

SERIES B AND C AUCTION MARKET AND SERIES E AUCTION RATE PREFERRED SHARES
    The Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, and Series E Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2006 distributions derived from long-term capital gains for the Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, and Series E Auction Rate Preferred Shares was 47.13%.

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2006 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. The long-term gain distribution  for the  fiscal  year  ended  December  31,  2006  is $69,904,009.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME
     The Fund paid to common, 5.875% Series A, and 6.00% Series D preferred shareholders ordinary income dividends of $0.84880, $0.80950, and $0.82672 per share, respectively, in 2006. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $676.98080, $676.17050, and $675.64140 per share, respectively, in 2006. For the year ended December 31, 2006, 65.79% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 93.67% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2006 derived from U.S. Treasury Securities was 4.79%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government Securities. The Fund did not meet this strict requirement in 2006. The percentage of U.S. Treasury Securities held as of December 31, 2006 was 2.89%.

                         HISTORICAL DISTRIBUTION SUMMARY

                                            SHORT-TERM      LONG-TERM                                       ADJUSTMENT
                               INVESTMENT     CAPITAL        CAPITAL     RETURN OF         TOTAL               TO
                               INCOME (B)    GAINS (B)        GAINS     CAPITAL (C)  DISTRIBUTIONS (A)   COST BASIS (D)
                               ----------    ---------        -----     -----------  -----------------   --------------
COMMON STOCK
2006                           $0.60798       $0.24082      $0.69120          --        $1.54000                  --
2005                            0.45996        0.08568       0.65436          --         1.20000                  --
2004                            0.40005        0.10023       0.13893    $0.56079         1.20000            $0.56079
5.875% PREFERRED STOCK
2006                           $0.57983       $0.22967      $0.65925          --        $1.46875                  --
2005                            0.56290        0.10493       0.80092          --         1.46875                  --
2004                            0.19150        0.04798       0.06651          --         0.30599                  --
6.000% PREFERRED STOCK
2006                           $0.59215       $0.23457      $0.67328          --        $1.50000                  --
2005                            0.08620        0.01610       0.12270          --         0.22500                  --
AUCTION MARKET/RATE PREFERRED SHARES
2006 Class B Shares          $484.90820     $192.07260    $551.32920          --     $1228.31000                  --
2006 Class C Shares           484.32800      191.84250     550.66950          --      1226.84000                  --
2006 Class E Shares           483.94880      191.69260     550.23860          --      1225.88000                  --
2005 Class B Shares           320.22640       59.69220     455.63150          --       835.55000                  --
2005 Class C Shares           324.19300       60.43160     461.27540          --       845.90000                  --
2005 Class E Shares            67.54440       12.59070      96.10490          --       176.24000                  --
2004 Class B Shares            68.71140       17.21520      23.86340          --       109.80000                  --
2004 Class C Shares            70.77030       17.73100      24.57840          --       113.10000                  --

--------------------------
(a) Total amounts may differ due to rounding.
(b) Taxable as ordinary income for Federal tax purposes.
(c) Non-taxable.
(d) Decrease in cost basis.

                       THE GABELLI DIVIDEND & INCOME TRUST

            APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

During the six months ended December 31, 2006, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the "Independent Board Members") who are not "interested persons" of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

INVESTMENT PERFORMANCE. The Independent Board Members reviewed the performance of the Fund since inception against a peer group of all closed-end equity funds. The Board Members noted the Fund's excellent performance for the one year period, two year period, and since inception.

PROFITABILITY. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

ECONOMIES OF SCALE. The Independent Board Members discussed the major elements of the Adviser's cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data suggesting that 20% growth in the Fund would not produce meaningful economies of scale that the shareholders would not participate in.

SHARING OF ECONOMIES OF SCALE. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

SERVICE AND COST COMPARISONS. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund to similar expense ratios of the peer group of closed-end equity funds and noted that the Adviser's management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Fund's assets are higher than all but six closed-end funds. The Fund's management fee is six basis points higher than the group average and total expense ratio is 36 basis points below the group average. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not compare, the management fee to the fee for other types of accounts managed by the Adviser.

CONCLUSIONS. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a moderately above average performance record. The Independent Board Members also concluded that the Fund's expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

     It is the policy of The Gabelli Dividend &Income Trust (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to issue shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

                       The Gabelli Dividend & Income Trust
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

     SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.








--------------------------------------------------------------------------------
  The Annual Meeting of The Gabelli Dividend & Income Trust's shareholders will be held at 12:00 P.M. on Monday, May 14, 2007 at the Greenwich Library in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                       THE GABELLI DIVIDEND & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


TRUSTEES                                               OFFICERS

Mario J. Gabelli, CFA                                  Bruce N. Alpert
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,                    PRESIDENT
   GAMCO INVESTORS, INC.
                                                       Carter W. Austin
Anthony J. Colavita                                       VICE PRESIDENT
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.                           Peter D. Goldstein
                                                          CHIEF COMPLIANCE OFFICER
James P. Conn
   FORMER CHIEF INVESTMENT OFFICER,                    James E. McKee
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.             SECRETARY

Mario d'Urso                                           Agnes Mullady
   CHAIRMAN, MITTEL CAPITAL MARKETS SPA                   TREASURER

Frank J. Fahrenkopf, Jr.                               INVESTMENT ADVISER
   PRESIDENT & CHIEF EXECUTIVE OFFICER,                Gabelli Funds, LLC
   AMERICAN GAMING ASSOCIATION                         One Corporate Center
                                                       Rye, New York 10580-1422
Michael J. Melarkey
   ATTORNEY-AT-LAW,                                    CUSTODIAN
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN               State Street Bank and Trust Company

Salvatore M. Salibello                                 COUNSEL
   CERTIFIED PUBLIC ACCOUNTANT,                        Skadden, Arps, Slate, Meagher & Flom, LLP
   SALIBELLO & BRODER, LLP
                                                       TRANSFER AGENT AND REGISTRAR
Edward T. Tokar                                        Computershare Trust Company, N.A.
   SENIOR MANAGING DIRECTOR, BEACON TRUST COMPANY
                                                       STOCK EXCHANGE LISTING
Anthonie C. van Ekris                                                                    5.875%      6.00%
   CHAIRMAN, BALMAC INTERNATIONAL, INC.                                       COMMON    PREFERRED  PREFERRED
                                                                              ------    ---------  ---------
Salvatore J. Zizza                                     NYSE-Symbol:             GDV      GDV PrA    GDVPrD
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.        Shares Outstanding:  83,973,170  3,200,000  2,600,000

                                                       The Net Asset Value per share appears in
                                                       the Publicly Traded Funds column, under
                                                       the heading "General Equity Funds," in
                                                       Monday's The Wall Street Journal. It is
                                                       also listed in Barron's Mutual Funds/Closed
                                                       End Funds section under the heading
                                                       "General Equity Funds."

                                                       The Net Asset Value per share may be obtained
                                                       each day by calling (914) 921-5070.


--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund's shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its Series A and Series D Cumulative Preferred Shares in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                       THE GABELLI DIVIDEND & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                  FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          EMAIL: CLOSEDEND@GABELLI.COM

                                                                     GDV Q4/2006

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $103,372 for 2005 and $50,700 for 2006.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $13,800 for 2005 and $13,800 for 2006. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,880 for 2005 and $3,100 for 2006. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2006.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  100%

                           (c)  100%

                           (d)  Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2006.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris and Savadore
J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

         Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.    CONFLICTS OF INTEREST.

               THE ADVISERS HAVE IMPLEMENTED THESE PROXY VOTING PROCEDURES IN ORDER TO PREVENT CONFLICTS OF INTEREST FROM INFLUENCING THEIR PROXY VOTING DECISIONS. BY FOLLOWING THE PROXY GUIDELINES, AS WELL AS THE RECOMMENDATIONS OF ISS, OTHER THIRD-PARTY SERVICES AND THE ANALYSTS OF GABELLI & COMPANY, THE ADVISERS ARE ABLE TO AVOID, WHEREVER POSSIBLE, THE INFLUENCE OF POTENTIAL CONFLICTS OF INTEREST. NEVERTHELESS, CIRCUMSTANCES MAY ARISE IN WHICH ONE OR MORE OF THE ADVISERS ARE FACED WITH A CONFLICT OF INTEREST OR THE APPEARANCE OF A CONFLICT OF INTEREST IN CONNECTION WITH ITS VOTE. IN GENERAL, A CONFLICT OF INTEREST MAY ARISE WHEN AN ADVISER KNOWINGLY DOES BUSINESS WITH AN ISSUER, AND MAY APPEAR TO HAVE A MATERIAL CONFLICT BETWEEN ITS OWN INTERESTS AND THE INTERESTS OF THE SHAREHOLDERS OF AN INVESTMENT COMPANY MANAGED BY ONE OF THE ADVISERS REGARDING HOW THE PROXY IS TO BE VOTED. A CONFLICT ALSO MAY EXIST WHEN AN ADVISER HAS ACTUAL KNOWLEDGE OF A MATERIAL BUSINESS ARRANGEMENT BETWEEN AN ISSUER AND AN AFFILIATE OF THE ADVISER.

               IN PRACTICAL TERMS, A CONFLICT OF INTEREST MAY ARISE, FOR EXAMPLE, WHEN A PROXY IS VOTED FOR A COMPANY THAT IS A CLIENT OF ONE OF THE ADVISERS, SUCH AS GAMCO ASSET MANAGEMENT INC. A CONFLICT ALSO MAY ARISE WHEN A CLIENT OF ONE OF THE ADVISERS HAS MADE A SHAREHOLDER PROPOSAL IN A PROXY TO BE VOTED UPON BY ONE OR MORE OF THE ADVISERS. THE DIRECTOR OF PROXY VOTING SERVICES, TOGETHER WITH THE LEGAL DEPARTMENT, WILL SCRUTINIZE ALL PROXIES FOR THESE OR OTHER SITUATIONS THAT MAY GIVE RISE TO A CONFLICT OF INTEREST WITH RESPECT TO THE VOTING OF PROXIES.

         A.    OPERATION OF PROXY VOTING COMMITTEE.

               For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. IF THE DIRECTOR OF PROXY VOTING SERVICES or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

         If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records  prior to the  institution  of the PROXY EDGE system  include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o    A  limited   Power  of  Attorney   appointing   the   attendee  an  Adviser
     representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o    A sample ERISA and Individual contract.
o    A sample of the annual authorization to vote proxies form.
o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES







PROXY VOTING GUIDELINES




GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
          This may include such areas as:
          -Paying  greenmail
          -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for audit.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
          -Stock split
          -Stock option or other executive compensation plan
          -Finance growth of company/strengthen balance sheet
          -Aid in restructuring
          -Improve credit rating
          -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation

o    Management history of responsiveness to shareholders
o    Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Dividend & Income Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Additionally, Barbara G. Marcin serves as Senior Portfolio Manager for the Trust. Ms. Marcin joined GAMCO Investors, Inc. in 1999 to manage larger capitalization value style portfolios.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Total Assets
                                                                                   No. of Accounts     in Accounts
                                                       Total                        where Advisory   where Advisory
          Name of                                 No. of Accounts                   Fee is Based on    Fee is Based
     Portfolio Manager        Type of Accounts        Managed       Total Assets     Performance     on Performance
----------------------------  ----------------   ---------------    ------------    -------------    --------------
-------------------------------------------------------------------------------------------------------------------------
1.  Mario J. Gabelli           Registered              22              $11.5B            5               $2.9B
                               Investment
                               Companies:
-------------------------------------------------------------------------------------------------------------------------
                               Other Pooled            17             $714.9M            16             $624.3M
                               Investment
                               Vehicles:
-------------------------------------------------------------------------------------------------------------------------
                               Other Accounts:        1818             $11.0B            6               $1.5B
-------------------------------------------------------------------------------------------------------------------------
2. Barbara G. Marcin           Registered              2              $474.9M            0                 0
                               Investment
                               Companies:
-------------------------------------------------------------------------------------------------------------------------
                               Other Pooled            0                 0               0                 0
                               Investment
                               Vehicles:
-------------------------------------------------------------------------------------------------------------------------
                               Other Accounts:         21             $138.0M            0                 0
-------------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR BARBARA G. MARCIN

The compensation of Ms. Marcin for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Manager receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario Gabelli and Barbara Marcin owned over $1,000,000 and $0 of shares, respectively, of the Trust as of December 31, 2006.

(B) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES

=============================================================================================================================
                                                                (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                 SHARES (OR UNITS)       APPROXIMATE DOLLAR VALUE) OF
            (A) TOTAL NUMBER OF      (B) AVERAGE PRICE          PURCHASED AS PART OF    SHARES (OR UNITS) THAT MAY YET
             SHARES (OR UNITS)              PAID              PUBLICLY ANNOUNCED PLANS   BE PURCHASED UNDER THE PLANS
 PERIOD          PURCHASED           PER SHARE (OR UNIT)            OR PROGRAMS                   OR PROGRAMS
=============================================================================================================================
Month #1     Common - 20,000           Common - $18.2371          Common - 20,000            Common - 84,108,005
07/01/06     Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 3,200,000
through      Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,600,000
07/31/06
=============================================================================================================================

=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 84,108,005
08/01/06     Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 3,200,000
through      Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,600,000
08/31/06
=============================================================================================================================
Month #3     Common - 5,000            Common - $19.1334          Common - 5,000             Common - 84,103,005
09/01/06     Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 3,200,000
through      Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,600,000
09/30/06
=============================================================================================================================
Month #4     Common - 10,400           Common - $19.7129          Common - 10,400            Common - 84,092,605
10/01/06     Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 3,200,000
through      Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,600,000
10/31/06
=============================================================================================================================
Month #5     Common - 100,000          Common - $20.2674          Common - 100,000           Common - 83,992,605
11/01/06     Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 3,200,000
through      Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,600,000
11/30/06
=============================================================================================================================
Month #6     Common - 19,435           Common - $20.6518          Common - 19,435            Common - 83,973,170
12/01/06     Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 3,200,000
through      Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,600,000
12/31/06
=============================================================================================================================
Total        Common - 154,835          Common - $19.9853          Common - 154,835           N/A
             Preferred Series A - N/A  Preferred  Series A - N/A  Preferred  Series A - N/A
             Preferred  Series D - N/A Preferred Series D - N/A   Preferred Series D - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.
c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.
d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Dividend & Income Trust
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              03/01/2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              03/01/2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date              03/01/2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.